EXHIBIT 23




                         CONSENT OF INDEPENDENT AUDITORS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of PACEL Corp. (the "Company") of our report, dated May 11, 2000 on the financial statements of the Company, which report appears in the Company's Annual Report Filed on Form 10-KSB (File No. 001-15647) filed with the Securities and Exchange Commission.

                                         /s/ Peter C. Cosmas Co., CPAs

                                         PETER C. COSMAS CO., CPAs



New York, New York
December 28, 2000